Exhibit 99.1

FORM OF

GOVERNANCE AGREEMENT

Among

ITC^DeltaCom, Inc.

and

the Securityholders of ITC^DeltaCom, Inc. listed on the signature pages hereof

i

GOVERNANCE AGREEMENT, amended and restated as of [                    ], (this “Agreement”), among ITC^DeltaCom, Inc., a Delaware corporation (“Parent”), each Person listed on the signature pages hereof under the heading “WCAS Securityholders” (each, a “WCAS Securityholder” and, collectively, “W”), each Person listed on the signature pages hereof under the heading “MC Stockholders” (each an “MC Stockholder” and, collectively, “MC”), each Person listed on the signature pages hereof under the heading “CL Stockholders” (each a “CL Stockholder” and, collectively, “CL”), each Person listed on the signature pages hereof under the heading “NT Stockholders” (each, an NT Stockholder” and, collectively, “N”), each Person listed on the signature pages hereof under the heading “CN Stockholders” (each, a “CN Stockholder” and, collectively, “CN”), and each Other Holder (as defined in Section 1.1);

WHEREAS, Parent, each WCAS Securityholder and each Other Holder are parties to a Governance Agreement, dated as of October 6, 2003 (the “Original Agreement”), which establishes terms and conditions concerning the corporate governance of Parent and the acquisition and disposition of securities of Parent;

WHEREAS, as of the date hereof, W, MC, CL, N and CN beneficially own the shares of common stock, shares of preferred stock, common stock purchase warrants and stock options of Parent as set forth in Annex A attached hereto; and

WHEREAS, the parties to the Original Agreement, MC, CL, N and CN desire to amend and restate the Original Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. As used in this Agreement, the following terms have the following meanings:

“Affiliate” has the same meaning as in Rule 12b-2 promulgated under the Exchange Act as in effect on the date hereof; provided that, for purposes of this Agreement, (i) Parent and any Subsidiary of Parent shall not be treated as an “Affiliate” of any other party hereto and (ii) “Affiliate” shall not include any Portfolio Company of any Holder or of any Affiliate of such Holder.

“Article III Breach” means any material breach by Parent of any material provision of Article III if (i) a Stockholders’ Representative of W, MC, CL, N or CN (if any such party then has rights and obligations under Article III) has provided Parent with written notice of such breach, (ii) Parent has not cured such breach within 30 days after receipt of such notice by such Stockholders’ Representative and (iii) in the event of any unresolved dispute between Parent and W, MC, CL, N or CN, as the case may be, regarding the existence of any such material breach (or whether Parent has cured such breach), Parent and such Holders have submitted such dispute to binding arbitration pursuant to the procedures described in Annex B hereto, and the arbitration panel has rendered a decision that Parent has committed such breach and has not cured such breach within the period provided in clause (ii) above.

“Associate” has the same meaning as in Rule 12b-2 promulgated under the Exchange Act as in effect on the date hereof.

“BellSouth Market” means the states of Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee.

“Beneficial owner” and to “beneficially own” has the same meaning as in Rule 13d-3 promulgated under the Exchange Act as in effect on the date hereof; provided that in determining beneficial ownership for purposes of this Agreement, (i) a Person shall be deemed to be the beneficial owner of any Voting Securities which may be acquired by such Person upon the conversion, exchange or exercise of any Voting Security Equivalents irrespective of whether such Voting Security Equivalents are exercisable within 60 days and (ii) a Person shall not be deemed to be the beneficial owner of any Voting Securities solely because such Person is a party to this Agreement or is a member of a Group formed solely pursuant to Section 3.7, if such Person would not be deemed to be the beneficial owner of such Voting Securities within the meaning of such Rule 13d-3 if such Person were not a party to this Agreement or a member of such Group.

“Board Membership Period” means, as applicable, (i) with respect to the WCAS Securityholders, (A) the Initial W Board Membership Period, (B) the Second W Board Membership Period, (C) the Third W Board Membership Period or (D) the Final W Board Membership Period, (ii) with respect to the MC Stockholders, (A) the Initial MC Board Membership Period or (B) the Final MC Board Membership Period, (iii) with respect to CL Stockholders, the CL Board Membership Period and (iv) with respect to the NT Stockholders, the NT Board Membership Period.

“Board of Directors” means the Board of Directors of Parent.

“BTI Merger Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2003, as amended from time to time, among Parent, 8DBC1 Corp., a North Carolina corporation, W and BTI Telecom Corp., a North Carolina corporation.

“Change of Control” means each of (i) the consummation of a Qualifying Asset Sale; (ii) the consummation of any transaction or series of related transactions (including any merger or consolidation) as a result of which any Person or Group of Persons (other than W or MC or their respective Affiliates) becomes the beneficial owner, directly or indirectly, of more than 50% of the Voting Power (other than any such transaction or series of related transactions that would violate any provision of this Agreement); and (iii) the first day on which a majority of the Directors are not Continuing Directors, provided that no Holder or its Affiliates shall have engaged in any Contest that caused a majority of the Directors not to be Continuing Directors.

“CL Board Membership Period” means the period beginning on the date hereof and ending on the later of (i) the second anniversary of the date hereof and (ii) the date on which the CL Stockholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power; provided that, if during the period specified in clause (i) above the CL Stockholders or their Permitted Transferees shall have made Transfers of Voting Securities representing more than 5% of the aggregate Initial Position of the CL Stockholders to Persons other than CL Stockholders and their Permitted Transferees, the CL Board Membership Period shall end on the date specified in clause (ii) above even if such date shall occur prior to the second anniversary of the date hereof.

“CN Board Observer Period” means the one-year period beginning on the date hereof.

“Common Stock” means the common stock, par value $0.01 per share, of Parent.

“Competitor” means, as of any date of determination, any Person who (i) is a competitor of Parent or any Subsidiary of Parent in the business of providing retail or wholesale telecommunications services as of such date of determination in any state (A) in which both such Person, on the one hand, and Parent or any Subsidiary of Parent, on the other hand, maintain network facilities as of such date of determination and (B) in which Parent and its Subsidiaries derived at least 10% of their consolidated revenues in the most recent full fiscal year prior to such date of determination and (ii) derived at least 20% of its consolidated revenues in the BellSouth Market in the most recent full fiscal year prior to such date of determination.

“Contest” means any action by a Person, whether such Person acts alone or in concert with any other Person, (i) seeking to elect an individual to, or place a representative on, the Board of Directors who is not a Continuing Director, (ii) seeking to remove (other than for cause) from the Board of Directors any individual who is a Continuing Director or (iii) opposing the recommendation of a majority of the Continuing Directors with respect to the nomination, appointment or election of any individual as a Director; provided that any action by a Holder or its Affiliates with respect to the nomination, designation, election or removal of (A) any Director that was designated for appointment or nomination pursuant to Section 3.1 or 3.2, (B) any other Director employed by such Holder or any of its Affiliates, (C) any Director appointed or elected by the holders of the Series A Senior Preferred Stock pursuant to the Series A Certificate of Designation or (D) any Director appointed or elected by the holders of the Series B Senior Preferred Stock pursuant to the Series B Certificate of Designation (including the designation, appointment, nomination or election of any successor to any such Director referred to in clause (A), (B), (C) or (D) above) shall, in each case, not be deemed to constitute a “Contest.”

“Continuing Directors” means the Directors immediately following the date hereof; provided that any individual becoming a Director during any year shall be considered to be a Continuing Director if such individual’s election, appointment or nomination was recommended or approved by at least a majority of the other Continuing Directors continuing in office following such election, appointment or nomination present, in person or by telephone, at any meeting of the Board of Directors, after the giving of a sufficient notice to each Continuing Director so as to provide a reasonable opportunity for each such Continuing Director to be present at such meeting. For purposes of this definition, any Director appointed or elected by the holders of the Series A Senior Preferred Stock pursuant to the

Series A Certificate of Designation and any Director appointed or elected by the holders of the Series B Senior Preferred Stock pursuant to the Series B Certificate of Designation shall be deemed to be a Continuing Director.

“Control,” as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Director” means a member of the Board of Directors.

“Director Designation Period” means the period during which any Holder has the right to designate a Director for nomination for election to the Board of Directors pursuant to Section 3.1(b), (c), (d) or (e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FD Merger Agreement” means the Agreement and Plan of Merger, dated as of September 8, 2004, as amended from time to time, among Parent, Boatramp Co., a Delaware corporation, Florida Digital Network, Inc., a Delaware corporation, and the stockholders of FD listed on the signature pages thereof.

“FD Stockholders” means, collectively, the MC Stockholders, the CL Stockholders and the CN Stockholders.

“Final MC Board Membership Period” means the period beginning on the date of expiration of the Initial MC Board Membership Period and ending on the date on which the MC Stockholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power.

“Final W Board Membership Period” means the period beginning on the date of expiration of the Third W Board Membership Period and ending on the date on which the WCAS Securityholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power.

“Group” has the same meaning as in Rule 13d-3 promulgated under the Exchange Act as in effect on the date hereof; provided that for purposes of Section 2.2, a “Group” shall not include any Group the formation of which has not been publicly announced and with respect to which there is no publicly available information indicating that Persons are acting as part of such Group unless the Holder seeking to Transfer Voting Securities or Voting Security Equivalents who is referred to in Section 2.2 knows of the existence of such Group.

“Holders” means, collectively, W, MC, CL, N, CN and the Other Holders that are parties to this Agreement from time to time.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Initial MC Board Membership Period” means the period beginning on the date hereof and ending on the later of (i) the second anniversary of the date hereof and (ii) the date on which the MC Stockholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 10% of the outstanding Voting Power; provided that, if during the period specified in clause (i) above the MC Stockholders or their Permitted Transferees shall have made Transfers of Voting Securities representing more than 5% of the aggregate Initial Position of the MC Stockholders to Persons other than MC Stockholders and their Permitted Transferees, the Initial MC Board Membership Period shall end on the date specified in clause (ii) above even if such date shall occur prior to the second anniversary of the date hereof.

“Initial Position” means, with respect to any Holder, the number of shares of Common Stock beneficially owned by such Holder as of the close of business on the date hereof. For purposes of this definition, the number of shares of Common Stock beneficially owned by such Holder as of the close of business on the date hereof shall be calculated assuming the conversion, exchange or exercise into or for shares of Common Stock of all Voting Securities beneficially owned by such Holder at such time.

“Initial W Board Membership Period” means the period beginning on the date hereof and ending on the later of (i) the second anniversary of the date hereof and (ii) the date on which the WCAS Securityholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 26% of the outstanding Voting Power; provided that, if during the period specified in clause (i) above the WCAS Securityholders or their Permitted Transferees shall have made Transfers of Voting Securities representing more than 5% of the aggregate Initial Position of the WCAS Securityholders to Persons other than WCAS Securityholders and their Permitted Transferees, the Initial W Board Membership Period shall end on the date specified in clause (ii) above even if such date shall occur prior to the second anniversary of the date hereof.

“Interdealer Quotation System” means any of (i) the Nasdaq National Market and (ii) the Nasdaq SmallCap Market, unless Nasdaq shall be registered as a national securities exchange after the date hereof.

“Merger Agreement” means, as applicable, (i) the BTI Merger Agreement, (ii) the FD Merger Agreement or (iii) the NT Merger Agreement.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“NT Board Membership Period” means the period beginning on the date hereof and ending on the later of (i) the first anniversary of the date hereof and (ii) the date on which the NT Stockholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power; provided that, if during the period specified in clause (i) above the NT Stockholders or their Permitted Transferees shall have made Transfers of Voting Securities representing more than 5% of the aggregate Initial Position of the NT Stockholders to Persons other than NT Stockholders and their Permitted Transferees, the NT Board Membership Period shall end on the date specified in clause (ii) above even if such date shall occur prior to the first anniversary of the date hereof.

“NT Merger Agreement” means the Agreement and Plan of Merger, dated as of September 8, 2004, as amended from time to time, among Parent, Starlight Florida Co., a Delaware corporation, NT Corporation, a Delaware corporation, and the stockholders of NT listed on the signature pages thereof.

“Other Holder” means each Person listed on the signature pages hereof under the heading “Other Holders” solely in such Person’s capacity as a holder of Voting Securities and/or Voting Securities and not in such Person’s capacity of Series A Designee or other Director or employee of Parent or any Subsidiary of Parent, provided, that, for the avoidance of doubt, no Director shall be required to take any action that would violate such Director’s fiduciary duty.

“Ownership Position” means, with respect to any Holder as of any date of determination, the number of shares of Common Stock beneficially owned by such Holder as of the close of business on such date of determination. For purposes of this definition, the number of shares of Common Stock beneficially owned by such Holder as of the close of business on such date of determination shall be calculated assuming the conversion, exchange or exercise into or for shares of Common Stock of all Voting Securities beneficially owned by such Holder at such time, but excluding, in the case of any Holder that is the beneficial owner of Series A Senior Preferred Stock or Series B Senior Preferred Stock, any shares of Common Stock issued or issuable upon conversion of any Series A PIK Dividends or Series B PIK Dividends, as the case may be, paid or accrued from and after the date hereof.

“Permitted Pledge” means a pledge of up to 1,110,000 shares of Common Stock by an NT Stockholder having the terms identified in writing to Parent prior to the date of the FD Merger Agreement, provided that either (i) such pledge shall be terminated and such shares of Common Stock released therefrom prior to January 28, 2005 (or such earlier date on which the financial obligation secured by such pledge shall become payable) or (ii) the pledgee under such pledge shall have executed an undertaking, satisfactory in form and substance to Parent, to comply, and to cause any subsequent transferee of such shares of Common Stock to comply, with Article II of this Agreement with respect to any Transfer of such shares of Common Stock upon the foreclosure of such pledge and any subsequent Transfer of such shares of Common Stock by any Person acquiring such shares from such pledgee.

“Permitted Transferee” means, with respect to any Holder and any Permitted Transferee of any Holder, (i) any other Holder that is a member of a Group with such Holder (unless such other Holder is a member of such Group solely because such Holder is a party to this Agreement or solely as a result of the formation of a Group pursuant to Section 3.7) or, in the case of any Holder or Permitted Transferee of any Holder that is a WCAS Securityholder, any other WCAS Securityholder, (ii) any direct or indirect wholly-owned subsidiary of any such other Holder, (iii) in connection with a Transfer by any Holder to its partners, members or shareholders for no consideration pro rata based on their respective percentage interests in such Holder, which Transfer is effected in accordance with the terms of the partnership agreement or other organizational document of such Holder, such partners, members or shareholders of such Holder (a “Distribution In Kind”), (iv) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of such Holder or Permitted

Transferee of such Holder and (v) a trust, corporation, partnership, limited liability company or other entity substantially all of the economic interests of which are held by or for the benefit of such Holder, a Permitted Transferee of such Holder or the spouse or children (whether by birth or adoption) of such Holder or such Permitted Transferee; provided that, in computing the beneficial ownership of Voting Securities by the WCAS Securityholders, the MC Stockholders, the CL Stockholders or the NT Stockholders, as the case may be, for purposes of determining the existence of any Board Membership Period, “Permitted Transferee” shall not include any Permitted Transferee of any Holder referred to in clause (iii) above, unless such Permitted Transferee referred to in clause (iii) also qualifies as a Permitted Transferee under another clause of this definition.

“Person” means any individual, corporation, partnership, limited liability company, limited partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government body.

“Portfolio Company” means, with respect to any Holder, any corporation, limited liability company, partnership or other entity, other than any entity registered under the Investment Company Act of 1940, as amended, any of whose securities are held by such Holder solely as investments.

“Qualifying Asset Sale” means the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the property and assets of Parent and its Subsidiaries, taken as a whole, including goodwill and corporate franchises, to any Person or Group of Persons (other than any Subsidiary of Parent); provided that in no event shall any such transaction be deemed to be a Qualifying Asset Sale unless the property and assets involved produced more than two-thirds of Parent’s consolidated annual revenues in at least two of the three full fiscal years prior to the date of such transaction or more than two-thirds of Parent’s consolidated annual earnings before interest, taxes, depreciation and amortization in at least two of the three full fiscal years prior to the date of such transaction.

“Registration Rights Agreement” means, as applicable, (i) the Registration Rights Agreement, dated as of October 29, 2002 and amended and restated as of October 6, 2003, as amended from time to time, among Parent and the other Persons listed on the signature pages thereof, (ii) the Registration Rights Agreement, dated as of October 6, 2003, as amended from time to time, among Parent and the other Persons listed on the signature pages thereof and (iii) the Registration Rights Agreement, dated as of the date hereof, among Parent, certain of the MC Stockholders, the CL Stockholders, the CN Stockholders and the other Persons listed on the signature pages thereof.

“Required Holders” means, collectively, (i) as of the date hereof, the WCAS Securityholders and the MC Stockholders and (ii) as of any subsequent date, but only if the WCAS Securityholders and the MC Stockholders that have formed a Group pursuant to Section 3.7 shall cease collectively to beneficially own sufficient Voting Securities to permit the Company to qualify as a “Controlled Company” pursuant to Rule 4350(c)(5) of the Nasdaq Marketplace Rules (or any successor rule), (A) the CL Stockholders and (B) the CN Stockholders; provided that, any Holder shall be a Required Holder only for so long as such Holder otherwise has rights and obligations under Article III.

“Second W Board Membership Period” means the period beginning on the date of expiration of the Initial W Board Membership Period and ending on the date on which the WCAS Securityholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 15% of the outstanding Voting Power.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Board Membership Period” means the period beginning on the date hereof and ending on the date on which the Series A Holders shall first cease collectively to beneficially own at least 10% of the outstanding Series A Senior Preferred Stock.

“Series A Certificate of Designation” means the certificate of designation of the Series A Senior Preferred Stock.

“Series A Designee” means Campbell B. Lanier, III or Donald W. Burton.

“Series A Holders” means, collectively, (i) Campbell B. Lanier, III, his Affiliates and his spouse and any one or more of his lineal descendents and their spouses and (ii) Donald W. Burton, his Affiliates and his spouse and any one or more of his lineal descendents and their spouses.

“Series A PIK Dividends” means shares of Series A Preferred Stock issued or issuable as dividends on outstanding shares of Series A Preferred Stock pursuant to the Series A Certificate of Designation. For purposes of the definition of “Ownership Position,” it shall be assumed that all accrued and unpaid dividends on the Series A Preferred Stock will be issuable as Series A PIK Dividends.

“Series A Senior Preferred Stock” means the 8% Series A Convertible Redeemable Preferred Stock, par value $0.01 per share, of Parent.

“Series B Certificate of Designation” means the certificate of designation of the Series B Senior Preferred Stock.

“Series B PIK Dividends” means shares of Series B Preferred Stock issued or issuable as dividends on outstanding shares of Series B Preferred Stock pursuant to the Series B Certificate of Designation. For purposes of the definition of “Ownership Position,” it shall be assumed that all accrued and unpaid dividends on the Series B Preferred Stock will be issuable as Series B PIK Dividends.

“Series B Senior Preferred Stock” means the 8% Series B Convertible Redeemable Preferred Stock, par value $0.01 per share, of Parent.

“stockholder” means the holder of any Voting Securities.

“Subsidiary” has the same meaning as in Rule 12b-2 promulgated under the Exchange Act as in effect on the date hereof.

“Third W Board Membership Period” means the period beginning on the date of expiration of the Second W Board Membership Period and ending on the date on which the WCAS Securityholders and their Permitted Transferees shall first cease collectively to beneficially own Voting Securities representing at least 10% of the outstanding Voting Power.

“Transaction Documents” means, collectively, this Agreement, the Merger Agreements, the Registration Rights Agreements and the Warrant Agreement.

“Transfer” means, directly or indirectly, to sell, transfer, assign, distribute, pledge, encumber, hypothecate, or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, distribution, pledge, encumbrance, hypothecation or similar disposition of, whether by operation of law or otherwise, any Voting Securities or Voting Security Equivalents or any interest in any Voting Securities or Voting Security Equivalents; provided that any liquidation, dissolution or other termination of a holder’s Voting Securities or Voting Security Equivalents shall not be deemed a “Transfer” of any Voting Securities or Voting Security Equivalents or any interest in any Voting Securities or Voting Security Equivalents owned by such holder. Notwithstanding the foregoing, “Transfer” shall not be deemed to include the Permitted Pledge, but shall include any foreclosure by the pledgee under the Permitted Pledge and any Transfers of the shares of Common Stock subject to the Permitted Pledge by such pledgee or any other Person.

“Transfer Restriction Period” means, as applicable, (i) the Initial Transfer Restriction Period or (ii) the Second Transfer Restriction Period.

“Voting Power” means, as of any date, the aggregate number of votes that may be cast on such date by the holders of Voting Securities generally (other than in connection with the election of Directors). In determining the Voting Power of a particular Person that beneficially owns Voting Securities, as of any date, the Voting Power represented by such Voting Securities shall include, without limitation, any votes that may be cast upon the acquisition by such Person of Voting Securities upon the conversion, exchange or exercise of any Voting Security Equivalents beneficially owned by such Person on such date.

“Voting Securities” means securities of Parent the holders of which are generally entitled to vote for members of the Board of Directors and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization. For purposes of this definition, each share of Common Stock, each share of Series A Senior Preferred Stock and each share of Series B Senior Preferred Stock shall at all times be considered Voting Securities.

“Voting Security Equivalents” means any warrants (including, without limitation, the Warrants), options, rights or securities convertible into, or exchangeable or exercisable for, Voting Securities.

“Warrant Agreement” means the Warrant Agreement, dated as of October 6, 2003, as amended from time to time, between Parent and Mellon Investor Services LLC, as Warrant Agent.

“Warrants” means the Common Stock Purchase Warrants of Parent issued pursuant to the BTI Merger Agreement and the Warrant Agreement and any Common Stock Purchase Warrants issued in exchange, replacement or substitution therefor.

“WCAS CP III” means WCAS Capital Partners III, L.P., a Delaware limited partnership.

“WCAS Partner” means one of Thomas E. McInerney, Anthony J. de Nicola, Sanjay Swani or John Almeida, Jr. or any member, general partner, officer, director or employee of a WCAS Securityholder or of an Affiliate of a WCAS Securityholder; provided that no director of a Portfolio Company of a WCAS Securityholder or of an Affiliate of a WCAS Securityholder who is not otherwise included within this definition shall be deemed to be a “WCAS Partner.”

“WCAS VIII” means Welsh, Carson, Anderson & Stowe, VIII, L.P., a Delaware limited partnership.

ARTICLE II

RESTRICTIONS ON TRANSFERS OF VOTING SECURITIES

SECTION 2.1. Restrictions on Transfers.

(a) For six months following the date of this Agreement (the “Initial Transfer Restriction Period”), no Holder shall Transfer any Voting Securities or Voting Security Equivalents, except that, during the Initial Transfer Restriction Period, (i) the WCAS Securityholders may, subject to Sections 2.2 and 2.3, Transfer Voting Securities and Voting Security Equivalents representing up to 10% of the aggregate Initial Position of the WCAS Securityholders and (ii) each Holder that is not a WCAS Securityholder may, subject to Sections 2.2 and 2.3, Transfer Voting Securities and Voting Security Equivalents representing up to 10% of the Initial Position of such Holder; provided that any such permitted Transfer of Voting Securities and Voting Security Equivalents by any Holder shall be effectuated pursuant to (x) sales made in compliance with Rule 144 or Rule 145 under the Securities Act, (y) any privately negotiated transaction or transactions made in compliance with the Securities Act or (z) a public offering in accordance with the registration rights provided for in the Registration Rights Agreement between Parent and such Holder.

(b) For six months following the expiration of the Initial Transfer Restriction Period (the “Second Transfer Restriction Period”), no Holder shall Transfer any Voting Securities or Voting Security Equivalents, except that, during the Second Transfer Restriction Period, (i) the WCAS Securityholders may, subject to Sections 2.2 and 2.3, Transfer Voting Securities and Voting Security Equivalents representing up to an additional 45% of the aggregate Initial Position of the WCAS Securityholders and (ii) each Holder that is not a WCAS Securityholder may, subject to Sections 2.2 and 2.3, Transfer Voting Securities and Voting Security Equivalents representing up to an additional 45% of the Initial Position of such Holder; provided that any such permitted Transfer of Voting Securities and Voting Security Equivalents by any Holder shall be effectuated pursuant to (x) sales made in compliance with Rule 144 or Rule 145 under the Securities Act, (y) any privately negotiated transaction or transactions made in compliance with the Securities Act or (z) a public offering in accordance with the registration rights provided for in the applicable Registration Rights Agreement.

(c) Following the expiration of the Second Transfer Restriction Period, subject to Sections 2.2 and 2.3, this Agreement shall not restrict the right of any Holder to Transfer any Voting Securities or Voting Security Equivalents.

(d) Notwithstanding Sections 2.1(a) and 2.1(b), the restrictions on Transfer set forth in Sections 2.1(a) and 2.1(b) shall not apply to any of the following Transfers by a Holder (which shall not be counted in calculating any of the applicable percentage limitations set forth in Sections 2.1(a) and 2.1(b)): (i) any Transfer between such Holder and its Permitted Transferees (or among such Holder’s Permitted Transferees, provided that any such Permitted Transferee shall be subject to the terms and conditions of this Agreement as if such Permitted Transferee were a party hereto) in accordance with the terms of this Agreement (except that such Holder shall not make any Distributions In Kind during any Transfer Restriction Period applicable to such Holder); (ii) any Transfer pursuant to a merger or consolidation in which Parent is a constituent corporation; (iii) any Transfer pursuant to a bona fide tender offer or exchange offer; (iv) any Transfer pursuant to a business combination or other sale of or involving Parent; or (v) any Transfer made solely to satisfy any indemnification obligations pursuant to any Merger Agreement to which such Holder is a party or by which such Holder is bound.

(e) Notwithstanding Sections 2.1(a) and 2.1(b), the Voting Securities and Voting Security Equivalents which any Holder is permitted to Transfer during the Initial Transfer Restriction Period may be Transferred by such Holder during the Second Transfer Restriction Period.

(f) For purposes of this Article II, any Transfer of Voting Securities or Voting Security Equivalents shall be treated as a Transfer of the number of shares of Common Stock into or for which such Voting Securities or Voting Security Equivalents are then convertible, exchangeable or exercisable, but without regard to any restrictions applicable to the conversion, exchange or exercise of such Voting Securities or Voting Security Equivalents. Nothing in this Article II shall be deemed to permit the Transfer of any Voting Securities or Voting Security Equivalents which by their terms may not be Transferred.

SECTION 2.2. Restrictions on Transfer to Competitors. Other than in a Transfer referred to in clause (ii), (iii) or (iv) of Section 2.1(d), no Holder shall Transfer any Voting Securities or Voting Security Equivalents to any Person who is a Competitor if such Holder has actual knowledge that such Competitor would (when taken together with such Person’s Affiliates and Associates and with any Group of which such Person forms a part) beneficially own Voting Securities representing 10% or more of the outstanding Voting Power immediately after such Transfer.

SECTION 2.3. Transferees.

(a) Any Permitted Transferee of any Holder shall be subject to the terms and conditions of this Agreement as if such Permitted Transferee were a Holder under this Agreement. Prior to the initial acquisition of beneficial ownership of Voting Securities by a Permitted Transferee and, as a condition thereto, each Holder shall (i) cause its Permitted Transferee to agree in writing with Parent to be bound by the terms and conditions of this Agreement and (ii) remain directly liable for its own performance and the performance of its Permitted Transferee of all obligations of it and such Permitted Transferee under this Agreement. No Holder shall cause or permit any of its Permitted Transferees (other than any Permitted Transferee that is a natural person, that is described in clause (iv) of the definition of “Permitted Transferee” or that is a trust described in clause (v) of the definition of “Permitted Transferee”) to cease to be an Affiliate of such Holder (other than as a result of a liquidation, dissolution or other termination of such Holder or such Permitted Transferee), so long as such Permitted Transferee beneficially owns any Voting Securities and this Agreement remains in effect. If such Permitted Transferee shall cease to be an Affiliate of such Holder, such Permitted Transferee shall automatically upon the occurrence of such event cease to be a Permitted Transferee for any purpose under this Agreement; provided that this sentence shall not apply to any Permitted Transferee of any Holder that is a Permitted Transferee of such Holder described in clause (iii) of the definition of “Permitted Transferee.” Notwithstanding the foregoing provisions of this Section 2.3, any Permitted Transferee of Voting Securities or Voting Security Equivalents of a Holder shall not be subject to the provisions of this Agreement to the extent that the Transfer to such Permitted Transferee is in connection with a Distribution In Kind, unless such Holder elects to cause such Permitted Transferee to become bound by the provisions of this Agreement; provided that, in each case, such Transfer is otherwise in compliance with this Agreement.

(b) No transferee of Voting Securities or Voting Security Equivalents of a Holder shall have any rights or obligations under this Agreement, other than a Permitted Transferee of such Holder to the extent provided in Section 2.3(a).

SECTION 2.4. Transfers in Violation of Agreement Void. Any Transfer or attempted Transfer of Voting Securities or Voting Security Equivalents in violation of any provision of this Agreement shall be void, and Parent shall not record any such Transfer on its books or treat any purported transferee of such Voting Securities or Voting Security Equivalents as the owner of such Voting Securities or Voting Security Equivalents for any purpose.

ARTICLE III

CORPORATE GOVERNANCE

SECTION 3.1. Composition of the Board of Directors.

(a) Each of Parent and each Holder shall use its reasonable best efforts to take such action as is required under applicable law to cause the Directors designated pursuant to Sections 3.1(b), (c), (d), (e), (f) and (g) to be appointed to the Board of Directors as of the date hereof.

(b) WCAS VIII, WCAS CP III and the WCAS Securityholders, as the case may be, shall be entitled to designate the following Directors for nomination for election to the Board of Directors: (i) during the Initial W Board Membership Period, WCAS VIII shall be entitled to designate one Director, WCAS CP III shall be entitled to designate one Director and the WCAS Securityholders shall collectively be entitled to designate two additional Directors; (ii) during the Second W Board Membership Period, WCAS VIII shall be entitled to designate one Director, WCAS CP III shall be entitled to designate one Director and the WCAS Securityholders shall collectively be entitled to designate one additional Director; (iii) during the Third W Board Membership Period, WCAS VIII shall be entitled to designate one Director and WCAS CP III shall be entitled to designate one Director; and (iv) during the Final W Board Membership Period, WCAS VIII shall be entitled to designate one Director. For so long as, and at any time at which, the WCAS Securityholders and their Affiliates collectively beneficially own a majority of the then-outstanding Series B Senior Preferred Stock, each Director elected to the Board of Directors or otherwise serving as a Director pursuant to the Series B Certificate of Designation shall be deemed for all purposes of this Agreement to be a Director nominated for election by the WCAS Securityholders pursuant to this Section 3.1(b) or, if the WCAS Securityholders do not then have the right to designate two directors for nomination for election to the Board of Directors, each such Director shall be deemed for all purposes of this Agreement to be a Director nominated by the WCAS Securityholders and/or by WCAS VIII and WCAS CP III. Notwithstanding the immediately preceding sentence, if and at any time the WCAS Securityholders and their Affiliates collectively beneficially own less than a majority of the then-outstanding Series B Senior Preferred Stock, each Director elected to the Board of Directors or otherwise serving as a Director pursuant to the Series B Certificate of Designation who is a WCAS Partner shall be deemed for all purposes of this Agreement to be a Director nominated for election by the WCAS Securityholders pursuant to this Section 3.1(b) or, if the WCAS Securityholders do not then have the right to designate two directors for nomination for election to the Board of Directors, each such Director shall be deemed for all purposes of this Agreement to be a Director nominated by the WCAS Securityholders and/or by WCAS VIII and WCAS CP III. John Almeida, Jr. and Thomas E. McInerney shall be the initial designees of WCAS VIII and WCAS CP III, respectively. Anthony J. de Nicola and Sanjay Swani are the Directors serving on the Board of Directors as of the date hereof pursuant to the Series B Certificate of Designation.

(c) The MC Stockholders shall collectively be entitled to designate the following Directors for nomination for election to the Board of Directors: (i) during the Initial MC Board Membership Period, M/C Venture Partners V, L.P. shall be entitled to designate one Director and Media/Communications Partners III Limited Partnership shall be entitled to designate one Director; and (ii) during the Final MC Board Membership Period, M/C Venture Partners V, L.P. shall be entitled to designate one Director. [                    ] and [                    ] shall be the initial designees of M/C Venture Partners V, L.P. and Media/Communications Partners III Limited Partnership, respectively.

(d) Columbia Capital Equity Partners III (QP), L.P., as a CL Stockholder, shall be entitled to designate one Director for nomination for election to the Board of Directors during the CL Board Membership Period. [                        ] shall be the initial designee of Columbia Capital Equity Partners III (QP), L.P.

(e) The NT Stockholders shall collectively be entitled to designate one Director for nomination for election to the Board of Directors during the NT Board Membership Period. [                    ] shall be the initial designee of the NT Stockholders.

(f) The holders of the Series B Senior Preferred Stock shall be entitled to elect Directors for so long as such holders are entitled, voting as a separate class, to elect such Directors pursuant to the Series B Certificate of Designation; provided that, if (i) the WCAS Securityholders and their Affiliates shall continue collectively to beneficially own at least 50% of the then-outstanding Series B Senior Preferred Stock at any time during the period in which the WCAS Securityholders have the right to designate one or more Directors for nomination for election to the Board of Directors pursuant to Section 3.1(b) and (ii) at such time the number of Directors that the holders of the Series B Senior Preferred Stock are then entitled to elect pursuant to the Series B Certificate of Designation exceeds the number of Directors which the WCAS Securityholders are entitled to designate for nomination for election to the Board of Directors pursuant to Section 3.1(b) each WCAS Securityholder that as of such date or from time to time thereafter owns beneficially or of record shares of the Series B Senior Preferred Stock shall take all such actions and do all such things (and shall cause its Affiliates to take all such actions and do all such things) (including, without limitation, to the extent necessary or advisable, proposing, voting for or consenting to any appropriate amendment to the Series B Certificate of Designation) to cause the number of Directors that the holders of the Series B Senior Preferred Stock are entitled to elect to the Board of Directors pursuant to the Series B Certificate of Designation, and to cause the number of Directors otherwise serving on the Board of Directors pursuant to the Series B Certificate of Designation, not to exceed the number of Directors that the WCAS Securityholders are then entitled to designate for nomination for election to the Board of Directors pursuant to Section 3.1(b).

(g) During the Director Designation Period, the following Directors, in addition to the Directors designated for nomination for election to the Board of Directors pursuant to Section 3.1(b), (c), (d) or (e), shall be designated by the Board of Directors for election to the Board of Directors: (i) the chief executive officer of Parent; (ii) during the Series A Board Membership Period, one Series A Designee; and (iii) such number of Directors as shall be required, consistent with Section 3.4, to constitute the audit committee of the Board of Directors solely with Directors who shall qualify as “independent” directors within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or pursuant thereto by any national securities exchange or Interdealer Quotation System on which any of Parent’s securities are listed or traded. [                    ] shall be the Series A Designee as of the date hereof and [                    ], [                    ] and [                    ] shall be the three Directors referred to in clause (iii) above as of the date hereof.

(h) Notwithstanding the foregoing provisions of this Section 3.1, if at any time the WCAS Securityholders or the MC Stockholders (the WCAS Securityholders collectively or the MC Stockholders collectively, the “Increasing Stockholder”) shall have an Ownership Position which exceeds the Initial Position of the Increasing Stockholder, each of Parent and each Holder shall use its reasonable best efforts to take such action as may be required to cause the Increasing Stockholder and each other Holder that is then entitled to designate one or more Directors (whether pursuant to this Agreement or otherwise) for nomination for election to the Board of Directors to designate that number of Directors (rounded to the nearest whole number) that is proportionate to the Ownership Position of the Increasing Stockholder or other Holder. Such action shall include, without limitation, amending this Agreement, the certificate of incorporation of Parent, the bylaws of Parent or the Series B Certificate of Designation, as applicable. For the avoidance of doubt, and except as set forth in the following proviso, each Holder acknowledges and agrees that the application of this Section 3.1(h) may result in a reduction of the number of Directors that such Holder (other than the Increasing Stockholder) otherwise would be entitled to designate hereunder for nomination for election to the Board of Directors; provided that such application of this Section 3.1(h) shall not result in a reduction in the number of Directors designated pursuant to Section 3.1(b) during the Initial W Board Membership Period, pursuant to Section 3.1(c) during the Initial MC Board Membership Period, pursuant to Section 3.1(d) during the CL Board Membership Period or pursuant to Section 3.1(e) during the NT Board Membership Period.

(i) Notwithstanding any other provision of this Agreement, (i) the CL Stockholders shall cease to have any rights or obligations under Article III following the termination of the CL Board Membership Period and (ii) the CN Stockholders shall cease to have any rights or obligations under Article III following the termination of the CN Board Observer Period.

SECTION 3.2. Vacancies; Resignations.

(a) Subject to Section 3.2(b), during the Director Designation Period, in the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Director appointed to the Board of Directors pursuant to Section 3.1(a) or nominated for election pursuant to Section 3.1(b), (c), (d), (e), (g)(i) or (g)(ii), (i) the Holders who shall have designated such Director for such appointment or nomination shall have the right to designate a replacement for appointment or for nomination for election to fill such vacancy, (ii) if the Director being replaced is the chief executive officer of Parent, the Director designee shall be the successor chief executive officer of Parent, and (iii) if the Director being replaced is a Series A Designee, the Director designee shall be the other Series A Designee.

(b) At such time as the WCAS Securityholders, the MC Stockholders, the CL Stockholders or the NT Stockholders, as the case may be, shall cease to be entitled pursuant to Section 3.1(b), (c), (d) or (e), as applicable, to designate for nomination at least one individual for election to the Board of Directors as a result of the expiration of any Board Membership Period, the WCAS Securityholders, the MC Stockholders, the CL Stockholders or the NT Stockholders, as the case may be, shall take all necessary actions (including actions as stockholders of Parent) to cause the Director or Directors they have previously designated for appointment or nomination for election to the Board of Directors pursuant to such Section (including, to the extent applicable, pursuant to the Series B Certificate of Designation) to resign or otherwise to be removed from the Board of Directors as soon as reasonably practicable, so that, following such resignation or resignations, the number of Directors who are serving on the Board of Directors pursuant to a designation by such Holder is not greater than the number of Directors that the WCAS Securityholders, the MC Stockholders, the CL

Stockholders or the NT Stockholders, as applicable, shall then be entitled to designate for nomination for election to the Board of Directors pursuant to Section 3.1.

(c) Each Director appointed or elected to the Board of Directors pursuant to a designation made in accordance with Section 3.2(a) shall be deemed for purposes of this Article III to be a Director who was designated for nomination for election to the Board of Directors pursuant to Section 3.1.

SECTION 3.3. Voting; Appointment.

(a) For so long as (i) any WCAS Securityholder, any MC Stockholder, any CL Stockholder or any NT Stockholder has the right to designate an individual for nomination for election to the Board of Directors pursuant to Section 3.1(b), (c), (d) or (e), (ii) any CN Stockholder has the right to appoint the CN Representative pursuant to Section 3.8(d) or (iii) any Other Holder or Series A Designee continues to serve as a Director as contemplated by Section 3.1 during the Director Designation Period, (A) such Holder agrees to vote (and use its reasonable best efforts to cause each of its Affiliates that beneficially owns Voting Securities to vote), or to act by written consent with respect to (and use its reasonable best efforts to cause each of its Affiliates that beneficially owns Voting Securities to act by written consent in lieu of meetings), and shall use its reasonable best efforts to take all other necessary or desirable actions (including, without limitation, attending all meetings in person or by proxy for purposes of enabling Parent to obtain a quorum at any meeting of stockholders and executing all written consents in lieu of meetings), to cause (1) all of the individuals designated for nomination or nominated for election to the Board of Directors in accordance with Section 3.1 or 3.2 to be so nominated for election, and to be elected, to the Board of Directors and (2) all of the individuals designated for appointment to the Board of Directors in accordance with Section 3.2 to be so appointed to the Board of Directors, and (B) Parent agrees to use its reasonable best efforts to cause the election of each such Director to the Board of Directors, including, without limitation, by nominating such individuals to be elected as members of the Board of Directors as provided herein and calling an annual or special meeting of stockholders in order to ensure that the composition of the Board of Directors shall be as set forth in this Article III and otherwise to give effect to the provisions of this Article III. Each party hereto agrees to take (and to use its reasonable best efforts to cause each of its Affiliates to take, if applicable) all other actions necessary to ensure that the certificate of incorporation and bylaws of Parent facilitate and do not at any time conflict with any provision of this Agreement.

(b) Parent agrees to nominate and vote (and use its reasonable best efforts to cause each of its Affiliates that beneficially owns Voting Securities to vote), to act by written consent (and use its reasonable best efforts to cause each of its Affiliates that beneficially owns Voting Securities to act by written consent), and to use its reasonable best efforts to take all other necessary or desirable actions (including, without limitation, attending all meetings in person or by proxy for purposes of obtaining a quorum and executing all written consents in lieu of meetings), to cause the board of directors of each of Parent’s subsidiaries (each, a “Subsidiary Board”), and of each committee of each such Subsidiary Board, to be composed in the manner contemplated by Section 3.5. Each party hereto shall take (and shall use its reasonable best efforts to cause each of its Affiliates to take, if applicable) all other actions necessary to ensure that the organizational documents of each of Parent’s subsidiaries facilitate and do not at any time conflict with any provision of this Agreement.

(c) For so long as (i) any WCAS Securityholder, any MC Stockholder, any CL Stockholder or any NT Stockholder has the right to designate an individual for nomination for election to the Board of Directors pursuant to Section 3.1(b), (c), (d) or (e), (ii) any CN Stockholder has the right to appoint the CN Representative pursuant to Section 3.8(d) or (iii) any Other Holder or Series A Designee continues to serve as a Director as contemplated by Section 3.1 during the Director Designation Period, such Holder agrees that it shall not (and shall use its reasonable best efforts to cause its Affiliates not to) take any action to cause the removal without “cause” of any Director not designated for nomination by such Holder. For purposes of this Section 3.3(c), “cause” shall mean the willful and continuous failure of a Director to substantially perform such Director’s duties to Parent or the willful engaging by a Director in gross misconduct materially and demonstrably injurious to Parent.

SECTION 3.4. Board Committees. Parent shall maintain, and each Holder shall support (and shall use its reasonable best efforts to cause each Director serving on the Board of Directors pursuant to a designation of such Holder pursuant to Section 3.1 to support) Parent’s maintenance of, an audit committee, a compensation committee and, until the second anniversary of the date hereof or such longer period as the Board of Directors may determine, an executive committee performing functions comparable to those customarily performed by such committees of boards of directors of public companies in the United States and as otherwise required by applicable law. Subject to applicable law and the requirements of any national securities exchange or Interdealer Quotation System on which any of Parent’s securities are listed or traded, and except as otherwise expressly provided in this Section 3.4, the parties hereto shall use their reasonable best efforts to cause one Director designated by the WCAS Securityholders and one Director designated by the MC Stockholders to be appointed to the compensation committee, the executive committee and each other committee of the Board of Directors other than the audit committee, and to cause the appointment of such other Directors as the Board of Directors shall designate as the remaining members of the compensation committee, the executive committee and any other committee of the Board of Directors other than the audit committee. Each of Parent and each Holder shall use its reasonable best efforts to take all actions to cause (i) the audit committee to be composed solely of Directors who shall qualify as “independent” directors within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or pursuant thereto by any national securities exchange or Interdealer Quotation System on which any of Parent’s securities are listed or traded and (ii) the executive committee to consist of, in addition to one Director designated by the WCAS Securityholders and one Director designated by the MC Stockholders, the chief executive officer of Parent and, as of the date hereof, Campbell B. Lanier, III. Each Holder shall use its reasonable best efforts to take all actions to support, including, without limitation, by using its reasonable best efforts to cause its designees for appointment or for nomination for election to the Board of Directors to support, the constitution of the audit committee and the executive committee as provided in the immediately preceding sentence. Notwithstanding anything to the contrary contained in this Agreement, any appointment of any Director to a committee shall be subject to applicable law and the requirements of any national securities exchange or Interdealer Quotation System on which any of Parent’s securities are listed or traded. The rights of the WCAS Securityholders and MC Stockholders to designate a Director pursuant to this Section 3.4 shall terminate upon the expiration of the Final W Board Membership Period, with respect to the WCAS Securityholders, and upon the expiration of the Final MC Board Membership Position, with respect to the MC Stockholders.

SECTION 3.5. Subsidiary Boards of Directors and Committees. The composition of each Subsidiary Board and of each committee of each Subsidiary Board shall be proportionate to the composition requirements of the Board of Directors and of each committee thereof (other than the audit committee and the executive committee) such that the WCAS Securityholders and the MC Stockholders shall have the same proportionate representation (rounded to the nearest whole number of directors) on each Subsidiary Board and committee thereof as the WCAS Securityholders and the MC Stockholders have on the Board of Directors; provided that, notwithstanding the foregoing, the WCAS Securityholders shall have the right to be represented by at least one designee to each Subsidiary Board and committee thereof until the expiration of the Final W Membership Period and the MC Stockholders shall have the right to be represented by at least one designee to each Subsidiary Board and committee thereof until the expiration of the Final MC Board Membership Period. The quorum and action requirements of each Subsidiary Board and of each committee of each such Subsidiary Board shall be the same as the quorum and action requirements of the Board of Directors and each committee thereof.

SECTION 3.6. Director Expenses; Indemnity and Exculpation. Parent or its Subsidiaries shall pay all of the reasonable out-of-pocket expenses incurred by each Director in connection with attending the meetings of the Board of Directors and any committee thereof and by each director in connection with attending the meetings of each Subsidiary Board and any committee thereof, in each case, in accordance with Parent’s standard policy for travel by senior executives. During the term of this Agreement, the certificate of incorporation and bylaws of Parent and the certificate or articles of incorporation and bylaws of each of Parent’s Subsidiaries shall provide for indemnification and exculpation of members of the Board of Directors and each Subsidiary Board to the fullest extent permitted under applicable law.

SECTION 3.7. Compliance with Nasdaq Marketplace Rules. Promptly after the date hereof and from time to time thereafter in order for Parent to qualify (and only to permit Parent to qualify) as a “Controlled Company” pursuant to Rule 4350(c)(5) of the Nasdaq Marketplace Rules (or any successor rule), each Required Holder shall, and each other Holder that has rights and obligations under Article III may, form a Group within the meaning of such Rule 4350(c) (or such successor rule) which is composed of such Required Holder, each other Required Holder and each such other Holder and make appropriate filings on Schedule 13D under the Exchange Act to report and acknowledge the formation of such a Group. Following the formation of such a Group, each such Required Holder shall remain a member of such Group solely for the foregoing purpose until the earlier of (i) the date on which such Required Holder shall cease to have any rights or obligations under the other provisions of this Article III or (ii) the date on which the Board of Directors shall determine that Parent shall comply with Rule 4350(c) of the Nasdaq Marketplace Rules (or any successor rule) in lieu of claiming an exception therefrom as a “Controlled Company” pursuant to the Nasdaq Marketplace Rules as hereinabove provided, provided that if Parent shall thereafter cease to comply with such Rule 4350(c) (or any successor rule), each Required Holder shall again be obligated to comply with this Section 3.7.

SECTION 3.8. No Amendment of Certificate of Incorporation or Bylaws; Board Observers.

(a) For so long as any WCAS Securityholder, any MC Stockholder, any CL Stockholder or any NT Stockholder is entitled to designate a Director for nomination for election pursuant to Section 3.1(b), (c), (d) or (e) (other than pursuant to the Series A Certificate of Designation or the Series B Certificate of Designation), and in addition to any other vote required by law, Parent agrees that it (i) shall not alter, amend or repeal, or propose to alter, amend or repeal, whether directly or indirectly, Section 8(B), 8(C) or 8(E) of the certificate of incorporation of Parent or this Section 3.8(a) if any such alteration, amendment or repeal would adversely affect the rights or obligations of any WCAS Securityholder, any MC Stockholder, any CL Stockholder or any NT Stockholder, as the case may be, under Section 8(B), 8(C) or 8(E) of the certificate of incorporation of Parent or this Section 3.8(a) and (ii) shall not alter, amend or repeal, or propose to alter, amend or repeal, whether directly or indirectly, Section 2.03, 2.05, 2.09, 3.01, 3.04, 3.05, 3.06 or 5.02 of the bylaws of Parent or this Section 3.8(a) if any such alteration, amendment or repeal would adversely affect the rights or obligations of any WCAS Securityholder, any MC Stockholder, any CL Stockholder or any NT Stockholder, as the case may be, under the bylaws of Parent or this Agreement.

(b) During the periods described below in this Section 3.8(b), WCAS VIII and WCAS CP III shall each have the right to appoint one representative (collectively, the “WCAS Representatives”) to attend each meeting of the Board of Directors as a non-voting observer, whether such meeting is conducted in person or by teleconference. The WCAS Representatives shall have the right to present matters for consideration by the Board of Directors and to speak on matters presented by others. Subject to the confidentiality provisions of this Section 3.8(b), Parent shall cause the WCAS Representatives to be provided with all communications and materials that are provided by Parent or its consultants to the members of the Board of Directors generally, at the same time and in the same manner that such communications and materials are provided to such members, including all notices, board packages, reports, presentations, minutes and consents. The WCAS Representatives shall be entitled to meet and consult with the senior executive management team of Parent on a quarterly basis to discuss the quarterly and annual business plans of Parent and Parent’s Subsidiaries and to review the progress of Parent and Parent’s Subsidiaries in achieving their plans. In addition, upon request to the chief executive officer of Parent, the members of the senior executive management team of Parent shall make themselves available during normal business hours to meet with the WCAS Representatives on an interim basis, as the WCAS Representatives may reasonably request from time to time. Parent shall use its reasonable best efforts to notify the WCAS Representatives of any significant business issues or initiatives affecting Parent or Parent’s Subsidiaries, such as changes in Parent’s capital structure, incurrence of any significant indebtedness, significant business acquisitions, dispositions or similar transactions, developments or proposals entailing a potentially significant liability, nomination of directors, appointment or election of senior management personnel, and adoption of contracts, plans or other compensation arrangements covering senior management personnel. Whenever reasonably practicable, such notice shall be provided to the WCAS Representatives in a manner that affords the WCAS Representatives an opportunity to consult with Parent prior to any significant action on such issues or initiatives. Upon reasonable request by the WCAS Representatives to the chief executive officer of Parent, the WCAS Representatives shall be entitled, at their cost and expense, to inspect the books and records and the facilities of Parent and Parent’s Subsidiaries during normal business hours and to request and receive reasonable information regarding the financial condition and operations of Parent and Parent’s Subsidiaries. The right of each of WCAS VIII and WCAS CP III (each, a “WCAS Fund”) to appoint a WCAS Representative, and the rights of that WCAS Representative described above, shall exist (i) solely during the periods, if any, in which such WCAS Fund does not have the right to designate any member for nomination for election to the Board of Directors or no person designated for nomination by such WCAS Fund under Section 3.1(b) is serving as a member of the Board of Directors and (ii) solely for so long as each WCAS Fund is intended to qualify as a “venture capital operating company” under U.S. Department of Labor Regulation 29 C.F.R. Section 2510.3-101. Notwithstanding any other provision of this Section 3.8(b) to the contrary, the Board of Directors shall have the right to keep confidential from the WCAS Representatives for such period of time as the Board of Directors deems reasonable any information and copies of written materials Parent is required by law or agreement with a third party to keep confidential. As a condition of the exercise of their rights under this Section 3.8(b), the WCAS Representatives shall enter into such agreements or undertakings with Parent to maintain the confidentiality of information provided to them in connection with the exercise of such rights as Parent may reasonably request.

(c) During the periods described below in this Section 3.8(c), M/C Venture Partners V, L.P., Media/Communications Partners III Limited Partnership and Columbia Capital Equity Partners III (QP), L.P. (each, an “FD Fund”) shall each have the right to appoint one representative (collectively, the “Representatives”) to attend each meeting of the Board of Directors as a non-voting observer, whether such meeting is conducted in person or by teleconference. Each Representative shall have the right to present matters for consideration by the Board of Directors and to speak on matters presented by others. Subject to the confidentiality provisions of this Section 3.8(c), Parent shall cause each Representative to be provided with all communications and materials that are provided by Parent or its consultants to the members of the Board of Directors generally, at the same time and in the same manner that such communications and materials are provided to such members, including all notices, board packages, reports, presentations, minutes and consents. Each Representative shall be entitled to meet and consult with the senior executive management team of Parent on a quarterly basis to discuss the quarterly and annual business plans of Parent and Parent’s Subsidiaries and to review the progress of Parent and Parent’s Subsidiaries in achieving their plans. In addition, upon request to the chief executive officer of Parent, the members of the senior executive management team of Parent shall make themselves available during normal business hours to meet with each Representative on an interim basis, as such Representative may reasonably request from time to time. Parent shall use its reasonable best efforts to notify each Representative of any significant business issues or initiatives affecting Parent or Parent’s Subsidiaries, such as changes in Parent’s capital structure, incurrence of any significant indebtedness, significant business acquisitions, dispositions or similar transactions, developments or proposals entailing a potentially significant liability, nomination of directors, appointment or election of senior management personnel, and adoption of contracts, plans or other compensation arrangements covering senior management personnel. Whenever reasonably practicable, such notice shall be provided to each Representative in a manner that affords each Representative an opportunity to consult with Parent prior to any significant action on such issues or initiatives. Upon reasonable request by a Representative to the chief executive officer of Parent, such Representative shall be entitled, at its cost and expense, to inspect the books and records and the facilities of Parent and Parent’s Subsidiaries during normal business hours and to request and receive reasonable information regarding the financial condition and operations of Parent and Parent’s Subsidiaries. The right of each FD Fund to appoint a Representative, and the rights of such Representative described above, shall exist (i) solely during the periods, if any, in which such FD Fund does not have the right to designate any member for nomination for election to the Board of Directors or no person designated for nomination by such FD Fund as an FD Stockholder under Section 3.1(c) is serving as a member of the Board of Directors and (ii) solely for so long as each FD Fund is intended to qualify as a “venture capital operating company” under U.S. Department of Labor Regulation 29 C.F.R. Section 2510.3-101. Notwithstanding any other provision of this Section 3.8(c) to the contrary, the Board of Directors shall have the right to keep confidential from the Representatives for such period of time as the Board of Directors deems reasonable any information and copies of written materials Parent is required by law or agreement with a third party to keep confidential. As a condition of the exercise of its rights under this Section 3.8(c), each Representative shall enter into such agreements or undertakings with Parent to maintain the confidentiality of information provided to such Representative in connection with the exercise of its rights as Parent may reasonably request.

(d) During the CN Board Observer Period, Centennial Ventures VII, L.P. shall have the right to appoint one representative (the “CN Representative”) to attend each meeting of the Board of Directors as a non-voting observer, whether such meeting is conducted in person or by teleconference. The CN Representative shall have the right to present matters for consideration by the Board of Directors and to speak on matters presented by others. Subject to the confidentiality provisions of this Section 3.8(d), Parent shall cause the CN Representative to be provided with all communications and materials that are provided by Parent or its consultants to the members of the Board of Directors generally, at the same time and in the same manner that such communications and materials are provided to such members, including all notices, board packages, reports, presentations, minutes and consents. Notwithstanding any other provision of this Section 3.8(d) to the contrary, the Board of Directors shall have the right to keep confidential from the CN Representative for such period of time as the Board of Directors deems reasonable any information and copies of written materials Parent is required by law or agreement with a third party to keep confidential. As a condition of the exercise of its rights under this Section 3.8(d), the CN Representative shall enter into such agreements or undertakings with Parent to maintain the confidentiality of information provided to the CN Representative in connection with the exercise of its rights as Parent may reasonably request.

ARTICLE IV

STOCKHOLDERS’ REPRESENTATIVE

The WCAS Securityholders hereby appoint Thomas E. McInerney, the MC Stockholders hereby appoint M/C Venture Partners V, L.P., the CL Stockholders hereby

appoint [                        ], the NT Stockholders hereby appoint [                        ] and the CN Stockholders hereby appoint [                        ], in each case, as the attorney-in-fact of such Holders, with full authority to act, for and on behalf of any or all of such Holders (with full power of substitution in the premises), in connection with such matters as this Agreement provides for action by each such representative (each of the above-named representatives, as well as any successor representative which the WCAS Securityholders, the MC Stockholders, the CL Stockholders, the NT Stockholders or the CN Stockholders may appoint from time to time and designate in writing to Parent to replace such above-named representative being referred to herein as a “Stockholders’ Representative”). No Stockholders’ Representative shall be liable to any Holder, Parent or their respective Affiliates or any other Person with respect to any action taken or omitted to be taken by such Stockholders’ Representative in its role as a Stockholders’ Representative under or in connection with this Agreement (all of which actions and omissions being legally binding upon the Holders represented by such Stockholders’ Representative), unless such action or omission constitutes fraud, gross negligence, willful misconduct or bad faith on the part of such Stockholders’ Representative. Parent shall be entitled to rely on such appointments and treat each Stockholders’ Representative as the duly appointed attorney-in-fact of each Holder that shall have appointed such Stockholders’ Representative with respect to the matters set forth herein. Each Holder who executes this Agreement, by such execution and without any further action, confirms such appointment and authority.

ARTICLE V

LEGEND

Each certificate representing Voting Securities and Voting Security Equivalents beneficially owned by the parties hereto (other than Parent), except for Voting Securities and Voting Security Equivalents beneficially owned by the WCAS Securityholders as of the date hereof which have been stamped or otherwise engraved with the legend specified in Article VI of the Original Agreement, shall, except as otherwise provided in this Article V, be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN LIMITATIONS ON TRANSFER SET FORTH IN AN AGREEMENT DATED AS OF [                        ], AS AMENDED FROM TIME TO TIME, BETWEEN ITC^DELTACOM, INC. AND THE OTHER PARTIES THERETO. A COPY OF SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF ITC^DELTACOM, INC. EXCEPT FOR A DISPOSITION OF SECURITIES PERMITTED BY THE PROVISIONS OF ARTICLE II OF SUCH AGREEMENT IF THE PROVISIONS OF SUCH ARTICLE ARE THEN IN EFFECT, SUCH STOP TRANSFER INSTRUCTIONS SHALL BE APPLICABLE TO ANY DISPOSITION OF SUCH SECURITIES AND

THIS LEGEND SHALL BE STAMPED OR OTHERWISE IMPRINTED ON ANY CERTIFICATE REPRESENTING SUCH SECURITIES.

A certificate shall not bear such legend if (i) the holder thereof shall provide evidence reasonably satisfactory to Parent (which at Parent’s election may include an opinion of counsel) that the Voting Securities or Voting Security Equivalents being sold thereby may be publicly sold without registration under the Securities Act and in compliance with the provisions of this Agreement or (ii) the Voting Securities or Voting Security Equivalents represented by such certificate are Transferred in a transaction registered under the Securities Act. If any Voting Securities or Voting Security Equivalents shall cease to be subject to the restrictions set forth in this Agreement, Parent shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Voting Securities or Voting Security Equivalents without the second sentence of the legend (or the reference therein to this Agreement) set forth above.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by facsimile, hand delivery, by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

if to any WCAS Securityholder, to such WCAS Securityholder in care of its Stockholders’ Representative as follows:

Thomas E. McInerney

320 Park Avenue

Suite 2500

New York, New York 10022

Facsimile: (212) 893-9548

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017

Attention: Carole Schiffman

Facsimile: (212) 450-3800

if to any MC Stockholder, to such MC Stockholder in care of its Stockholders’ Representative as follows:

M/C Venture Partners, L.P.

75 State Street, Suite 2500

Boston, Massachusetts 02109

Attention: Peter H.O. Claudy

Facsimile: (617) 345-7200

with a copy to:

Edwards & Angell, LLP

101 Federal Street

Boston, Massachusetts 02110-1800

Attention: Stephen O. Meredith

Facsimile: (617) 439-4170

if to any CL Stockholder, to such CL Stockholder in care of its Stockholders’ Representative as follows:

c/o Columbia Capital

201 N. Union Street

Suite 300

Alexandria, Virginia 22314

Attention: [Stockholders’ Representative]

Facsimile: [                        ]

with copies (which shall not constitute notice) to:

[                        ]

[                        ]

[                        ]

Attention: [                        ]

Facsimile: [                        ]

if to any NT Stockholder, to such NT Stockholder in care of its Stockholders’ Representative as follows:

[                        ]

[                        ]

[                        ]

Attention: [Stockholders’ Representative]

Facsimile: [                        ]

with copies (which shall not constitute notice) to:

[                        ]

[                        ]

[                        ]

Attention: [                        ]

Facsimile: [                        ]

if to any CN Stockholder, to such CN Stockholder in care of its Stockholders’ Representative as follows:

Centennial Ventures

1428 15th Street

Denver, Colorado 80202-1318

Attention: Rand Lewis

Facsimile: 303-405-7575

with copies (which shall not constitute notice) to:

Kamlet Shepherd & Reichert, LLP

1515 Arapahoe Street

Tower 1, Suite 1600

Denver, Colorado 80202

Attention: Lee Reichert

Facsimile: 303-825-1185

if to Parent, to:

ITC^DeltaCom, Inc.

1791 O.G. Skinner Drive

West Point, Georgia 31833

Attention: Larry F. Williams

Facsimile: 706-385-8801

with copies (which shall not constitute notice) to:

ITC^DeltaCom, Inc.

7037 Old Madison Pike

Suite 400

Huntsville, AL 35806

Attention: J. Thomas Mullis

Facsimile: 256-382-3936

Hogan & Hartson L.L.P.

8300 Greensboro Drive

McLean, Virginia 22102

Attention: Richard J. Parrino

Facsimile: 703-610-6200

if to any other party hereto, to the address set forth under the name of such party on the signature pages hereof.

SECTION 6.2. Amendments; Waivers. No modification, amendment or waiver of any provision of this Agreement, including this sentence, shall be effective against Parent or any other party hereto (other than the Other Holders) unless such modification, amendment or waiver is approved in writing by Parent and such other party hereto (other than the Other Holders except as expressly provided herein); provided that (i) (A) to be effective, any modification, amendment, waiver or termination of any provision of this Agreement which specifically affects the rights and obligations of any Series A Designee (including, without limitation, Section 3.1(g)(ii), 3.2(a)(iii) or 3.3(c)), or of this sentence to the extent that it modifies, amends or waives the approval requirement set forth in this clause (i)(A), shall require the approval in writing of the Series A Designee then serving as a Director, and, if such Series A Designee is an Other Holder, such Other Holder, (B) any modification, amendment or waiver which is approved by the holders of a majority of the Voting Power represented by the Voting Securities beneficially owned by the WCAS Securityholders shall be effective against each WCAS Securityholder, (C) any modification, amendment or waiver which is approved by the holders of a majority of the Voting Power represented by the Voting Securities beneficially owned by the MC Stockholders shall be effective against each MC Stockholder, (D) any modification, amendment or waiver which is approved by the holders of a majority of the Voting Power represented by the Voting Securities beneficially owned by the CL Stockholders shall be effective against each CL Stockholder, (E) any modification, amendment or waiver which is approved by the holders of a majority of the Voting Power represented by the Voting Securities beneficially owned by the NT Stockholders shall be effective against each NT Stockholder and (F) any modification, amendment or waiver which is approved by the holders of a majority of the Voting Power represented by the Voting Securities beneficially owned by the CN Stockholders shall be effective against each CN Stockholder, and (ii) the consent of each Other Holder shall be required with respect to any modification, amendment or waiver of Section 2.1 or Article III to the extent that, in each case, such Other Holder remains subject to the provisions of Section 2.1 or Article III, as the case may be, and either (1) the obligations of such Other Holder are increased or (2) the rights of such Other Holder are adversely affected. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 6.3. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as such other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated by this Agreement and otherwise to carry out the intent of the parties hereunder.

SECTION 6.4. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement and the other Transaction Documents are not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement and the other Transaction Documents be consummated as originally contemplated to the fullest extent possible.

SECTION 6.5. Entire Agreement; Assignment. This Agreement and the other Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede, except as set forth in such agreements, all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise; provided that, notwithstanding anything to the contrary contained in this Agreement, this Agreement may be assigned by Parent to any entity by operation of law or in connection with the sale of all or substantially all of the assets or Parent or other business combination involving Parent, subject to Section 6.9.

SECTION 6.6. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

SECTION 6.7. Remedies.

(a) Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

SECTION 6.8. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to principles of conflicts of law. Except as otherwise contemplated by the definition of “Article III Breach” and Annex B hereto, each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to this Agreement and the transactions contemplated hereby and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court, and each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6.9. Recapitalization, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Voting Securities or Voting Security Equivalents by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to holders of Voting Securities and/or Voting Security Equivalents or combination of the Voting Securities or Voting Security Equivalents or any other change in capital structure of Parent, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

SECTION 6.10. Public Statements. Parent agrees, and agrees to cause its subsidiaries, not to use or make reference to, the name of any WCAS Securityholder, any FD Stockholder or any NT Stockholder or any of their respective Affiliates in any public statement, announcement or filing, in each case without the prior written consent of such Holders, except as may be required (i) by applicable law, rule or regulation, including the Securities Act, the Exchange Act and the rules of any national securities exchange or Interdealer Quotation System, (ii) pursuant to the rules of any regulatory entity in the regular course of Parent’s dealings with such entity as long as such entity is advised of the confidential nature, if any, of such information or (iii) by legal process.

SECTION 6.11. Portfolio Company Actions. Notwithstanding any provision of this Agreement to the contrary, (i) each WCAS Securityholder, each FD Stockholder or each NT Stockholder shall use its reasonable best efforts not to (and shall use its reasonable best efforts to cause its Affiliates not to) direct, encourage or facilitate the taking of any action by any Portfolio Company of such Holder or Affiliate of such Holder to the extent that such action would be prohibited by the terms of this Agreement if taken directly by such Holder, and (ii) no provision of this Agreement shall bind any Portfolio Company of any such Holder and, except as provided in clause (i) above, no such Holder shall be liable for any actions taken by any such Portfolio Company that are not caused or induced by any such Holder or its Affiliates.

SECTION 6.12. Costs and Expenses. Except as provided in the following sentence, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense. Notwithstanding the foregoing, Parent covenants and agrees that, in the event that any Holder or any of its Affiliates is required to make a filing under the HSR Act in connection with any transaction to which Parent is a party because such Holder or such Affiliate thereof is the “ultimate parent entity” (as determined in accordance with the HSR Act and the regulations promulgated thereunder) of Parent or the applicable Affiliate of Parent involved in such transaction, Parent shall pay the reasonable fees and expenses of counsel to such Holder or Affiliate in preparing such filing, together with all related filing fees.

SECTION 6.13. Non-Solicitation. Each WCAS Securityholder, each FD Stockholder and each NT Stockholder shall not, and shall cause each of its Affiliates not to, for a period commencing on the date hereof and ending on the second anniversary of the date hereof, without the prior written approval of Parent, directly or indirectly solicit, encourage, entice or induce for employment or hire as an employee or consultant any person who is or, at any time between October 6, 2003 and the date hereof, was an employee of Parent, BTI, FD or NT or any Subsidiary of Parent, BTI, FD or NT; provided that the foregoing shall not apply to any actions taken by any Portfolio Company of such Holder or any of such Holder’s affiliated investment funds that are not caused or induced by any such Holder or its Affiliates. If any court of competent jurisdiction shall hold that the restriction placed on such Holders by this Section 6.13 is too onerous and is not necessary for the protection of Parent, each such Holder agrees that such court may impose such lesser restrictions as such court may consider necessary or appropriate to properly protect Parent.

SECTION 6.14. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 6.15. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 6.16. Effectiveness; Termination.

(a) This Agreement shall be effective upon its execution by Parent and each WCAS Securityholder, each FD Stockholder, each NT Stockholder and each Other Holder.

(b) Except as otherwise expressly provided in this Agreement with respect to any particular right or obligation of a Holder, the rights and obligations hereunder of the WCAS Securityholders, and the rights and obligations hereunder of Parent and each other Holder with respect to the WCAS Securityholders, shall terminate at the earliest of (i) the date on which the WCAS Securityholders and their respective Affiliates shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power, (ii) the date of a Change of Control of Parent or (iii) the fifth anniversary of the date hereof.

(c) Except as otherwise expressly provided in this Agreement with respect to any particular right or obligation of a Holder, the rights and obligations hereunder of the MC Stockholders, and the rights and obligations hereunder of Parent and each other Holder with respect to the MC Stockholders, shall terminate at the earliest of (i) the date on which the MC Stockholders and their respective Affiliates shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power, (ii) the date of a Change of Control of Parent or (iii) the fifth anniversary of the date hereof.

(d) Except as otherwise expressly provided in this Agreement with respect to any particular right or obligation of a Holder, the rights and obligations hereunder of the CL Stockholders, and the rights and obligations hereunder of Parent and each other Holder with respect to the CL Stockholders, shall terminate at the earliest of (i) the date following the second anniversary of the date hereof on which the CL Stockholders and their respective Affiliates shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power, (ii) the date of a Change of Control of Parent or (iii) the fifth anniversary of the date hereof.

(e) Except as otherwise expressly provided in this Agreement with respect to any particular right or obligation of a Holder, the rights and obligations hereunder of the NT Stockholders, and the rights and obligations hereunder of Parent and each other Holder with respect to the NT Stockholders, shall terminate at the earliest of (i) the date following the first anniversary of the date hereof on which the NT Stockholders and their respective Affiliates shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power, (ii) the date of a Change of Control of Parent or (iii) the fifth anniversary of the date hereof.

(f) Except as otherwise expressly provided in this Agreement with respect to any particular right or obligation of a Holder, the rights and obligations hereunder of the CN Stockholders, and the rights and obligations hereunder of Parent and each other Holder with respect to the CN Stockholders, shall terminate at the earliest of (i) the date following the first anniversary of the date hereof on which the CN Stockholders and their respective Affiliates shall first cease collectively to beneficially own Voting Securities representing at least 5% of the outstanding Voting Power, (ii) the date of a Change of Control of Parent or (iii) the fifth anniversary of the date hereof.

(g) Notwithstanding the provisions of Section 6.16(b), (c), (d), (e) or (f), this Agreement shall terminate (i) as to all Holders, as of the date of any Article III Breach and (ii) as to each Other Holder who is an employee of Parent or any Subsidiary of Parent as of the date of this Agreement, at the time that such Other Holder ceases to be employed by Parent or such Subsidiary.

SECTION 6.17. Obligations Imposed By Law. Any obligation imposed upon Parent or any Holder hereunder shall not be exclusive of, or otherwise relieve such party of, any obligation imposed upon Parent or such Holder by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ITC^DELTACOM, INC.

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President and Chief Financial Officer

WCAS SECURITYHOLDERS:

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III Associates L.L.C., General Partner

By:
	Name:	Jonathan M. Rather
	Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates L.L.C., General Partner

By:
	Name:	Jonathan M. Rather
	Title:	Managing Member

WCAS INFORMATION PARTNERS, L.P.

By:	WCAS Info Partners, General Partner

By:
	Name:	Jonathan M. Rather
	Title:	Attorney-in-fact

Individual investors and trusts:

By:
Jonathan M. Rather, as Attorney-in-fact for the individual investors listed below:

Patrick J. Welsh

Russell L. Carson

Bruce K. Anderson

Andrew M. Paul

Thomas E. McInerney

Robert A. Minicucci

Anthony J. de Nicola

Paul B. Queally

D. Scott Mackesy

Sanjay Swani

Laura VanBuren

Sean Traynor

John Almeida

Eric J. Lee

Jonathan M. Rather

IRA f/b/o James R. Matthews

IRA f/b/o Jonathan M. Rather

The undersigned hereby acknowledges his appointment as the Stockholders’ Representative of the WCAS Securityholders hereunder and his willingness to fulfill the duties of the Stockholders’ Representative of the WCAS Securityholders as contemplated by this Agreement.

Thomas E. McInerney

MC STOCKHOLDERS:

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V LLC, its General Partner

By:
Name:
Title:

M/C INVESTORS L.L.C.

By:
Name:
Title:

MEDIA/COMMUNICATIONS PARTNERS III LIMITED PARTNERSHIP

By:	M/C III L.L.C., its General Partner

By:
Name:
Title:

CHESTNUT VENTURE PARTNERS, L.P.

By:	Chestnut Street Partners, Inc., its General Partner

By:
Name:
Title:

The undersigned hereby acknowledges his appointment as the Stockholders’ Representative of the MC Stockholders hereunder and its willingness to fulfill the duties of the Stockholders’ Representative of the MC Stockholders as contemplated by this Agreement.

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP LLC, its General Partner

By:
Name:
Title:

CL STOCKHOLDERS:

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By:	Columbia Capital Equity Partners III, L.P. its General Partner

By:	Columbia Capital III, L.L.C., its General Partner

By:
	Name:	Donald Doering
	Title:	Chief Financial Officer

COLUMBIA FDN PARTNERS III, LLC, its Manager

By:	Columbia Capital III, L.L.C., its Manager

By:
	Name:	Donald Doering
	Title:	Chief Financial Officer

The undersigned hereby acknowledges his appointment as the Stockholders’ Representative of the CL Stockholders hereunder and his willingness to fulfill the duties of the Stockholders’ Representative of the CL Stockholders as contemplated by this Agreement.

CN STOCKHOLDERS:

CENTENNIAL VENTURES VII, L.P.

By:	Centennial Holdings VII, LLC, its General Partner

By:
Name:
Title:

CENTENNIAL ENTREPRENEURS FUND VII, L.P.

By:	Centennial Holdings VII, LLC, its General Partner

By:
Name:
Title:

The undersigned hereby acknowledges his appointment as the Stockholders’ Representative of the CN Stockholders hereunder and his willingness to fulfill the duties of the Stockholders’ Representative of the CN Stockholders as contemplated by this Agreement.

Rand Lewis

NT STOCKHOLDERS:

WIND POINT PARTNERS IV, L.P.

By:	Wind Point Investors IV, L.P.
Its:	General Partner

By:	Wind Point Advisors IV, L.P.
Its:	General Partner

By:
	Title:	Founding Member

By:
	Title:	Member

WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P.

By:	Wind Point Investors IV, L.P.
Its:	General Partner

By:	Wind Point Advisors IV, L.P.
Its:	General Partner

By:
	Title:	Founding Member

By:
	Title:	Member

WIND POINT ASSOCIATES IV, L.L.C.

By:	Wind Point Investors IV, L.P.
Its:	Manager

By:	Wind Point Advisors LLC
Its:	General Partner

By:
	Title:	Founding Member

By:
	Title:	Member

MORGAN KEEGAN OPPORTUNITY FUND, L.P.

By:
Name:
Title:

MORGAN KEEGAN EMPLOYEE INVESTMENT FUND, L.P.

By:
Name:
Title:

SPECTRUM EQUITY INVESTORS III, L.P.

By:	Spectrum Equity Associates III, L.P., its General Partner

By:
	Name:	Victor E. Parker its Duly Authorized Signatory

SEI ENTREPRENEURS’ FUND, L.P.

By:	SEI III Entrepreneurs’ LLC, its General Partner

By:
	Name:	Victor E. Parker, its Duly Authorized Signatory

SPECTRUM III INVESTMENT MANAGERS’ FUND, L.P.

By:
	Name:	Victor E. Parker, its Duly authorized Signatory

ONSET ENTERPRISE ASSOCIATES III, L.P.

By:	OEL III Management, LLC, its General Partner

By:
	Name:	Terry Opdendyk Managing Director

CENTURYTEL, INC.

By:
Name:
Title:

PRIVATE EQUITY INVESTORS IV, L.P.

By:
Name:
Title:

DIAMOND ONE INVESTORS, LLC

By:
Name:
Title:

LEHMAN BROTHERS COMMUNICATIONS ASSOCIATES INC.

By:
Name:
Title:

LEHMAN BROTHERS COMMUNICATIONS FUND L.P.

By:
Name:
Title:

LEHMAN BROTHERS OFFSHORE COMMUNICATIONS FUND L.P.

By:
Name:
Title:

LEHMAN BROTHERS COMMUNICATIONS PARTNERS L.P.

By:
Name:
Title:

LEHMAN BROTHERS OFFSHORE COMMUNICATIONS PARTNERS L.P.

By:
Name:
Title:

LEHMAN BROTHERS COMMUNICATIONS CAPITAL PARTNERS I, L.P.

By:
Name:
Title:

LEHMAN BROTHERS COMMUNICATIONS INVESTORS L.P.

By:
Name:
Title:

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:
Name:
Title:

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:
Name:
Title:

LEHMAN BROTHERS P.A., LLC

By:
Name:
Title:

LEHMAN BROTHERS COMMUNICATIONS PARTNERSHIP

By:
Name:
Title:

The undersigned hereby acknowledges his appointment as the Stockholders’ Representative of the NT Stockholders hereunder and his willingness to fulfill the duties of the Stockholders’ Representative of the NT Stockholders as contemplated by this Agreement.

OTHER HOLDERS:

Larry F. Williams

Campbell B. Lanier, III

ANNEX A

Number of Securities Beneficially Owned by W

Shares of Common Stock

Shares of Series B Senior Preferred Stock

Common Stock Purchase Warrants

Stock Options

Number of Securities Beneficially Owned by MC

Shares of Common Stock

Number of Securities Beneficially Owned by CL

Shares of Common Stock

Number of Securities Beneficially Owned by N

Shares of Common Stock

Number of Securities Beneficially Owned by CN

Shares of Common Stock

ANNEX B

ARBITRATION PROCEDURES

In the event of any unresolved dispute between Parent and W, MC, CL, N or CN regarding the termination of the Governance Agreement as a result of an Article III Breach, Parent and, as applicable, W, MC, CL, N or CN (such Holders, collectively, the “Disputing Holder group”) shall jointly submit such dispute to binding arbitration in New York, New York, or such other location as mutually agreed upon by Parent and the Disputing Holder group, in accordance with the Rules for Non-Administered Arbitration of the CPR Institute for Dispute Resolution (the “CPR”).

Each of Parent and the Disputing Holder group shall select one arbitrator. If either party fails to make a selection, the CPR shall select one arbitrator on behalf of such party. The two arbitrators so selected will choose within 20 days after their selection a third arbitrator (or, if they fail to make choice, the CPR shall choose a third arbitrator). All three arbitrators (the “Arbitrators”) shall be neutral arbitrators and subject to CPR Rules. In connection with any such arbitration, the following rules shall apply: (i) each of Parent and the Disputing Holder group shall furnish to the Arbitrators such documents and information as the Arbitrators may reasonably request and will be afforded the opportunity to present to the Arbitrators any material relevant to the existence of any material breach by Parent of any material provision of Article III of the Governance Agreement and whether Parent has cured such breach within 30 days after the receipt by Parent of written notice of such breach from the Disputing Holder group; (ii) each of Parent and the Disputing Holder group shall have the right to have counsel represent such party at the arbitration hearing and in pre-arbitration proceedings; (iii) pre-hearing discovery shall be limited to exchange or production of documents; (iv) the Arbitrators shall have the authority to resolve any discovery disputes and to invoke an action to cease or permit further discovery; (v) each party shall have the right to a written transcript made of the arbitration proceedings and submit a post-hearing brief within 20 days after the conclusion of the arbitration hearing; (vi) the Arbitrators shall have no power or authority, under the CPR Rules or otherwise, to (A) modify or disregard any provision of the Governance Agreement, including this Annex B, or (B) address or resolve any issue other than the dispute submitted to such arbitration.

The agreed upon decision of any two of the Arbitrators shall constitute the binding decision of the arbitration panel with respect to the dispute (the “Arbitration Decision”). The Arbitration Decision shall be in writing and made available to both Parent and the Disputing Holder group. Such decision need not state the reasoning of the Arbitrators in reaching their decision. The Arbitrators shall conduct the arbitration so that the Arbitration Decision is made or rendered as soon as practicable, but in no event later than 30 days after the submission of the post-hearing briefs nor later than 30 days following the completion of the hearing, unless either period is reduced or extended by agreement of the parties, or by the Arbitrators for cause.

The Arbitrators shall award the costs and expenses of the arbitration, including reasonable attorneys’ fees, disbursements, and fees and expenses of the Arbitrators and CPR, to the prevailing party as the Arbitrators see fit. Any amount awarded in the final decision of the Arbitrators shall be paid by the party responsible therefor to the other party within 10 business days of rendering the Arbitrators’ Decision. Each party shall have the right to enforce the decision of the Arbitrators in any judicial proceeding.